Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LMP Corporate Loan Fund Inc.
(Name of Registrant as Specified In Its Charter)

William J. Renahan
Name of Person Filing Proxy Statement

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LMP CORPORATE LOAN FUND INC.

55 Water Street, New York, New York 10041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 23, 2008

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of LMP Corporate Loan Fund Inc. will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, February 6, 2009 at 3:00 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1. To elect three Class III Directors of the Fund (Proposal 1); and

2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The close of business on December 5, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

December 23, 2008

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy, date and sign it and return it in the envelope provided, no matter how large or small your holdings may be.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

LMP CORPORATE LOAN FUND INC.

55 Water Street, New York, New York 10041

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of LMP Corporate Loan Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, February 6, 2009 at 3:00 p.m., Eastern Standard Time, and at any adjournments or postponements thereof (the "Meeting"), for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the accompanying materials are being mailed to stockholders on or about December 23, 2008.

The Fund is organized as a Maryland corporation and is a registered investment company.

Even if you plan to attend the Meeting, please sign, date and return the enclosed proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a stockholder has specified a choice on that stockholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Stockholders who execute proxies or provide voting instructions by telephone or over the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation (addressed to the Chairman of the Fund, c/o Legg Mason & Co., LLC, 620 Eighth Avenue, 49th Floor, New York, New York 10018), by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, financial institution or other intermediary (each called as "service agent"), please consult your service agent regarding your ability to revoke voting instructions after such instructions have been provided.

In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 620 Eighth Avenue, 49th Floor, New York, New York 10018, is the Fund's investment manager. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). Citigroup Alternative Investments LLC ("CAI"), whose principal business address is 731 Lexington Avenue, New York, New York 10022, is the Fund's sub-investment adviser. CAI is a wholly-owned subsidiary of Citigroup, Inc.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 55 Water Street, New York, New York 10041 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the proxy statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The Board of Directors of the Fund has fixed the close of business on December 5, 2008 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. The Fund has two classes of shares: Common Stock, par value $.001 per share, and municipal auction rate cumulative preferred stock ("Preferred Shares"), which have a liquidation preference in the amount of $25,000 per share (collectively with the Common Stock, the "Shares"). Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 9,910,750.186 shares of Common Stock, of which 9,886,690 shares (99.76%) were held of record but not beneficially owned by CEDE & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, including, First Trust Portfolios L.P., 1001 Warrenville Road, Lisle, IL 60532 which beneficially owned 6.40% of the outstanding shares of Common Stock as per Schedule 13G filed on January 24, 2008 with the Securities and Exchange Commission; and 1,400 Preferred Shares outstanding, of which 1,400 Preferred Shares (100%) were held but not beneficially owned by Cede & Co. As of the Record Date, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding Shares of either class.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" Proposal 1.

Required Vote

• Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock and Preferred Shares voting together as a single class present in person or represented by proxy at a Meeting at which a quorum is present.

• For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

In the event that a quorum is not present, or if sufficient votes to elect Directors in Proposal No. 1 as set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. If an adjournment is proposed, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

Proposal 1: Election of Directors

In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, holders of the Fund's Common Stock and preferred stock, voting together as a single class, will be asked to elect three Class III Directors, each to hold office until the year 2012 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. The terms of office of the remaining Class I and Class II Directors expire at the year 2010 and 2011 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Fund's Charter entitles the holders of preferred stock as a class, to the exclusion of the holders of common stock, to elect two Directors of the Fund (the "Preferred Directors"). The Charter further provides that the remaining nominees shall be elected by holders of Common Stock and preferred stock voting together as a single class. Of those designated as Preferred Directors, none is nominated for election at the Meeting. Therefore, the holders of the Fund's Common Stock and preferred stock, voting together as a single class, are being asked to vote for each of the nominees for Director.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors, has consented to be named in this proxy statement and has indicated that he will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

The following table provides information concerning the nominees for election as Directors of the Fund:

Persons Nominated for Election as Directors

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
Nominees to serve as Class III Directors until the 2012 Annual Meeting of Stockholders

NON-INTERESTED NOMINEES

Paolo M. Cucchi c/o Chairman of the Fund, Legg Mason & Co. LLC ("Legg Mason") 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University.	23	None

William R. Hutchinson c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Director	Since 1998	President, WR Hutchinson & Associates, Inc. (oil industry consulting); formerly, Group Vice President, Mergers & Acquisitions BP Amoco p.l.c.	23	Director of Associated Bank; Director of Associated Banc-Corp.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	23	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisors")

The following table provides information concerning the remaining Directors of the Fund.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Director
Class I Directors serving until the 2010 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR

Carol L. Colman c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director	Since 2006	President, Colman Consulting Co.	23	None

Dr. Riordan Roett c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director	N/A	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	23	None

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Director
INTERESTED DIRECTOR

R. Jay Gerken, CFA** Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC ("Legg Mason & Co."); Chairman of the Board and Trustee/Director of 163 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	148	Former Trustee, Consulting Group Capital Markets Funds (2002-2006)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund* Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Class II Directors serving until the 2011 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Daniel P. Cronin c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director	Since 2006	Retired; formerly, Associate General Counsel, Pfizer, Inc.	23	None

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund* Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Leslie H. Gelb c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director	Since 2006	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	23	Director of two registered investment companies advised by Blackstone Advisors

*  The term "fund complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

**  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an officer of LMPFA and certain of its affiliates.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2007:

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in All Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman	A	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	C	C

Leslie H. Gelb	A	A

William R. Hutchinson	E	E

Dr. Riordan Roett	A	C

Jeswald W. Salacuse	A	C

INTERESTED DIRECTORS

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1–$10,000; "C" = $10,001–$50,000; "D" = $50,001–$100,000; "E" = Over $100,000.

(2)  The term "family of investment companies" means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At December 5, 2008, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's Common Stock.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2007.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended September 30, 2008 and the total compensation paid to each Director during the calendar year ended December 31, 2007. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended September 30, 2008 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 09/30/08	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/07
Directorships(2)
Carol L. Colman	$9,023	$326,113
Daniel P. Cronin	7,758	192,450
Paolo M. Cucchi	8,758	174,250
Leslie H. Gelb	8,997	178,250
Willian R. Hutchinson	8,360	368,240
Dr. Riordan Roett	8,997	180,250
Jeswald W. Salacuse	10,170	187,250

(1)  "Fund Complex" means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  Each Director currently holds 23 investment company directorships.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund's Directors and principal officers, persons who own more than 10% of the Fund's Common Stock, LMPFA and CAI and their respective directors and principal officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. The Fund believes that for the fiscal year ended September 30, 2008, all relevant persons have complied with applicable filing requirements.

Responsibilities of the Board

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers, including LMPFA, CAI, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended September 30, 2008, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's 2008 Annual Meeting of Stockholders.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA, CAI and their affiliates and other funds and clients managed by LMPFA and CAI to ensure that the Fund is managed in a manner that is in the best interest of the Fund's stockholders.

Audit Committee

The Fund's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, LMPFA, CAI or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Salacuse and Dr. Roett. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent registered public accounting firm, and (iv) the performance of the Fund's internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to Securities and Exchange Commission rules for inclusion in the Annual Proxy Statement. This Committee met five times during the fiscal year ended September 30, 2008. The Board of Directors of the Fund has determined that all members of the Fund's Audit Committee are financially literate. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Fund's Audit Committee adopted an Amended and

Restated Audit Committee Charter at a meeting held on February 14, 2006, a copy of which was filed as Annex A to the Fund's Proxy Statement dated December 19, 2007.

Nominating Committee

The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchison, Salacuse and Dr. Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee did not meet during the Fund's fiscal year ended September 30, 2008. The Fund's Nominating Committee adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which was filed as Annex B to the Fund's Proxy Statement dated December 19, 2007.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and other such factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005); prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005), formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

Robert I. Frenkel Legg Mason 100 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain funds associated with Legg Mason (since 2003); formerly, Secretary of City Fund Management (from 2001 to 2004)

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on November 24, 2008, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended September 30, 2008.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

November 24, 2008

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock and Preferred Shares present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions will not be considered votes cast, and will not affect the plurality required for directors.

The Directors, including the Directors who are not "interested persons," unanimously recommend that the stockholders vote "FOR" the nominees for Director.

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ended September 30, 2007 and September 30, 2008 for professional services rendered by KPMG for the audit of the Fund's annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $49,800 and $51,600, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended September 30, 2007 and September 30, 2008 were $48,000 and $53,200, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended September 30, 2007 and September 30, 2008 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended September 30, 2007 and September 30, 2008 were $5,200 and $2,900, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended September 30, 2007 and September 30, 2008 that were required to be approved by the Fund's Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended September 30, 2007 and September 30, 2008.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended September 30, 2007 and September 30, 2008.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

For the Fund, the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the fiscal years ended September 30, 2007 and September 30, 2008; Tax

Fees were 100% and 100% for the fiscal years ended September 30, 2007 and September 30, 2008; and for Other Fees paid were 100% and 100% for the fiscal years ended September 30, 2007 and September 30, 2008.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended September 30, 2007 and 2008 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

Proposals to be Submitted by Stockholders and Other Stockholder Communications

All proposals by stockholders that are intended to be presented at the 2010 Annual Meeting of the Stockholders of the Fund must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 1, 2009. Any stockholder who desires to submit a proposal at the 2010 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 7th Floor, Stamford, CT 06902) during the period from November 5, 2009 to November 29, 2009. However, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively,

"Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
620 Eighth Avenue, 49th Floor
New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

LMP Corporate Loan Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. These costs are estimated to be approximately $15,000. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Fund, by regular employees of LMPFA, CAI or their affiliates or by other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals or obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

The Board of Directors knows of no other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in their discretion.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

December 23, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

LMPCL2

LMP CORPORATE LOAN FUND INC. FEBRUARY 6, 2009 AT 3:00 P.M.

PROXY	PROXY

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, holder of shares of LMP Corporate Loan Fund Inc. (the “Fund”), hereby appoints Barbara J. Allen, Robert I. Frenkel, Thomas C. Mandia, Robert M. Nelson and William J. Renahan, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, NY 10018, on February 6, 2009, at 3:00 p.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of the Meeting and (if requested) the accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

Please refer to the proxy statement for a discussion of the proposals. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
LMPCL1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LMP CORPORATE LOAN FUND INC.

The Board of Directors recommends a vote		For	Withhold	For All	To withhold authority to vote for any individual
“FOR” the following proposal:		All	All	Except	nominee(s), mark “For All Except” and write the
name(s) of the nominee(s) on the line below.
Vote On Directors

1.	A proposal to elect three Class III Directors to the Fund’s Board of Directors to serve until the 2012	☐	☐	☐
Annual Meeting of Stockholders.

Nominees:

01) Paolo M. Cucchi 02) William R. Hutchinson 03) Jeswald W. Salacuse

2.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

LMP CORPORATE LOAN FUND INC.	Shareholder Meeting to be held on 02/06/09

** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials	• Notice and Proxy Statement

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more  complete  proxy materials that are available to you on the Internet.  We encourage  you to access and review all of the important  information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or
e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 01/26/09.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717	HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	-	www.proxyvote.com
	2) BY TELEPHONE	-	1-800-579-1639
	3) BY E-MAIL*	-	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See The Reverse Side For Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote

Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	02/06/09 3:00 p.m., Eastern Time 12/05/08

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Meeting Location:
Legg Mason
620 Eighth Avenue
49th Floor
New York, NY 10018		Vote By Internet
Meeting Directions:

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

For Meeting Directions, Please Call:
212-805-6000

Voting items
The Board of Directors recommends a vote FOR Proposals 1.

1.	A proposal to elect three Class III Directors to the Fund's Board of Directors
Nominees:

01) Paolo M. Cucchi 02) William R. Hutchinson 03) Jeswald W. Salacuse

2.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

2D

BARCODE